SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by the Party other than the Registrant |_|
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Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                        PAK MAIL CENTERS OF AMERICA, INC.
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                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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     (1)  Title of each class of securities to which the transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
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     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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     (4)  Date Filed:
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


                        PAK MAIL CENTERS OF AMERICA, INC.
                       7173 South Havana Street, Suite 600
                            Englewood, Colorado 80112


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 23, 2000

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the "Meeting") of Pak Mail Centers of America, Inc., a Colorado corporation (the "Company"), will be held at the offices of the Company, 7173 South Havana Street, Suite 600, Englewood, Colorado 80112 on Friday, June 23, 2000, at 9:00 a.m. Mountain Time, for the purpose of considering and voting upon proposals to:

     (1) Elect five directors to serve until the next Annual Meeting of Shareholders; and

     (2) Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

Only shareholders of record at the close of business on June 2, 2000, are entitled to notice of and to vote at the Meeting and at any adjournment thereof.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All shareholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              JAMES Q. RACE, SECRETARY

Englewood, Colorado
June 9, 2000

                        PAK MAIL CENTERS OF AMERICA, INC.
                       7173 South Havana Street, Suite 600
                            Englewood, Colorado 80112


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 23, 2000


     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Pak Mail Centers of America, Inc. (the "Company") to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company, 7173 South Havana Street, Suite 600, Englewood, Colorado 80112 on Friday, June 23, 2000, at 9:00 a.m. Mountain Time, and at any adjournment thereof.

     It is planned that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about June 9, 2000.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by (i) giving written notice of the revocation to the Company's corporate secretary at the Company's principal executive offices; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. The principal executive offices of the Company are located at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count.


                VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     Voting rights at the Meeting are vested in the holders of the Company's $0.001 par value common stock (the "Common Stock") with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only holders of record of the Common Stock at the close of business on June 2, 2000, are entitled to notice of and to vote at the Meeting or any adjournments thereof. On June 2, 2000, the Company had 3,873,738 shares of Common Stock outstanding.

     The following table sets forth as of June 2, 2000, the number of shares of the Company's outstanding Common Stock beneficially owned by each of the Company's current directors and executive officers, sets forth the number of shares of the Company's outstanding Common Stock beneficially owned by all of the Company's current directors and executive officers as a group and sets forth the number of shares of the Company's Common Stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the Company's outstanding shares of Common Stock:

Name and Address                     Amount and Nature of
Of Beneficial Holder                 Beneficial Ownership(1)   Percent of Class
--------------------                 -----------------------   ----------------

J. S. Corcoran                            2,405,264(2)              62.1%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

John W. Grant                                   800(3)               (7)
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

F. Edward Gustafson                       2,925,578(2)(4)           75.5%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

John E. Kelly                                30,000(5)               (7)
3033 S. Parker Road, Suite 1200
Aurora, Colorado 80014

William F. White Estate                       2,000                  (7)
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

P. Evan Lasky                                22,000(6)               (7)
3033 S. Parker Road, Suite 1200
Aurora, Colorado 80014

All directors and executive officers      2,932,878(2)(4)           75.7%
as a group
(9 persons)

D.P. Kelly and Associates, L.P.             492,814                 12.7%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

Donald P. Kelly                           2,966,184(2)(4)           76.6%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523

Pak Mail Investment Partnership L.P.      2,404,264                 62.1%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523


     (1) The beneficial owners listed have sole voting and investment power with respect to the shares shown unless otherwise indicated.

     (2) Includes 2,404,264 shares of common stock owned by Pak Mail Investment Partners, L.P. ("PMIP"). Messrs. Corcoran, Gustafson and Donald Kelly are officers, directors and shareholders of Norcross Corporation, 701 Harger Road, Suite 190, Oak Brook, Illinois 60523, which exercises control over PMIP, and may be deemed to have the ability to vote or dispose of securities owned by PMIP.

Therefore, they may be deemed to be the beneficial owners of such shares of common stock for the purposes of this table. However, for purposes of Rule 16a-1 adopted under the Securities Exchange Act of 1934, as amended, Messrs. Corcoran, Gustafson and Donald Kelly disclaim beneficial ownership of the shares of common stock owned by PMIP, except to the extent of each of their respective pecuniary interests in PMIP.

     (3) Shares owned jointly by Mr. Grant and his wife.

     (4) Includes 492,814 shares of common stock owned by D.P. Kelly and Associates, L.P. ("D.P. Kelly"). Messrs. Gustafson and Donald Kelly are principals and executive officers of D.P. Kelly and may be deemed to have the ability to vote or dispose of securities owned by D.P. Kelly. Therefore, they may be deemed to be the beneficial owners of such shares of common stock for the purposes of this table. However, for purposes of Rule 16a-1 adopted under the Securities Exchange Act of 1934, as amended, Messrs. Gustafson and Donald Kelly disclaim beneficial ownership of the shares of common stock owned by D.P. Kelly, except to the extent of each of their respective pecuniary interest in D.P. Kelly.

     (5) Consists of 30,000 shares underlying stock options that are exercisable at $0.75 per share, which have vested or will vest as follows: 10,000 shares on January 1, 2000, 10,000 shares on January 1, 2001, and 10,000 shares on January 1, 2002.

     (6) Consists of 22,000 shares underlying stock options that are exercisable at $0.75 per share, which have vested or will vest as follows: 7,333 shares on January 1, 2000, 7,333 shares on January 1, 2001, and 7,333 shares on January 1, 2002.

     (7) Less than 1%.


                        DIRECTORS AND EXECUTIVE OFFICERS

     The present term of office of each director will expire at the Meeting. The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of shareholders. Each executive officer holds office until his or her successor is duly elected and qualified or until his or her resignation or death or until he or she shall be removed in the manner provided by the Company's Bylaws. The name, position with the Company, the age of each director and executive officer, and the period during which each has served are as follows:



Name and Position                     Director or         Principal Occupation
in the Company               Age      Officer Since       During the Last Five Years
--------------               ---      -------------       --------------------------

John E. Kelly                60       September, 1989     Executive officer of the
(President, Chief Executive                               Company since September, 1989.
Officer and Director)

P. Evan Lasky                58       March, 1988         Executive officer of the
(Executive Vice President                                 Company since March, 1988.
and Chief Operating Officer)

James Q. Race                51       December, 1999      Executive officer of the Company
(Controller, Treasurer,                                   since December, 1999; consultant
Secretary)                                                for George S. May International
                                                          Company, a business consulting
                                                          company, from May, 1999 to
                                                          December, 1999; Controller of R
                                                          & S Steel Co. from 1996 to May,
                                                          1999; and Controller of Nelowet
                                                          Business Machines, a copier
                                                          sales and service company, from
                                                          1992 to 1996.

Tonya D. Sarina             38        December, 1996      Executive officer of the Company
(Vice President of Sales                                  since December 1996; marketing
and Marketing)                                            manager of the Company from
                                                          March, 1991 through November,
                                                          1996.

Alex Zai                     40       May, 1996           Executive officer of the Company
(Vice President of                                        since May, 1996; director of
Store Operations)                                         store operations of the Company
                                                          since April, 1994.

J. S. Corcoran               57       September, 1989     Self-employed as a business
(Director)                                                consultant since October, 1996.
                                                          Executive officer of D.P. Kelly
                                                          & Associates L.P., a firm
                                                          offering management services,
                                                          from November, 1988 to January,
                                                          1997; executive officer of
                                                          Envirodyne Industries, Inc., a
                                                          manufacturer of food packaging
                                                          and food service supplies, from
                                                          June, 1989 to March, 1996.


                                       4


Name and Position                     Director or         Principal Occupation
in the Company               Age      Officer Since       During the Last Five Years
--------------               ---      -------------       --------------------------

John W. Grant                75       September, 1989     Retired since September, 1987.
(Director)

F. Edward Gustafson          58       September, 1989     Executive officer of D.P. Kelly
(Director)                                                & Associates L.P., a firm
                                                          offering management services,
                                                          since November, 1988; executive
                                                          officer of Envirodyne
                                                          Industries, Inc., a manufacturer
                                                          of food packaging and food
                                                          service supplies, since June,
                                                          1989; director of Envirodyne
                                                          Industries, Inc. since December,
                                                          1993; executive officer of
                                                          Viskase Corporation, a
                                                          wholly-owned subsidiary of
                                                          Envirodyne Industries, Inc.,
                                                          from February, 1990 to August,
                                                          1993.

Laura K. McGrath             43       February, 2000      General Partner of KMK &
(Director)                                                Associates, an investment
                                                          partnership, since May, 1986;
                                                          President of Emerald Valley
                                                          Farms, Inc., a farm land
                                                          acquisition and management
                                                          company, since March, 1999;
                                                          Treasurer of the Donald P. and
                                                          Byrd M. Kelly Foundation, a
                                                          family foundation that focuses
                                                          on educational support for
                                                          non-profit organizations, since
                                                          November, 1988.


     For the fiscal year ended November 30, 1999, William F. White served as a member of the Board of Directors of the Company. Mr. White passed away in December 1999. During February 2000, Laura K. McGrath was elected to fill the vacancy on the Board of Directors.

     The Company's Board of Directors held two meetings during the Company's last fiscal year ended November 30, 1999, all of which were actual meetings at which all five directors were present in person or by telephone. Each of the directors attended at least 75% of the Board of Directors meetings. The Board of Directors has no standing nominating or compensation committees or committees performing similar functions.

     The Company has an audit committee. John W. Grant and F. Edward Gustafson are the current members of the audit committee. John W. Grant and William F. White were the members of the audit committee during and for the fiscal year ended November 30, 1999. The audit committee recommends to the Board of Directors the engagement of independent accountants, reviews with the accountants the audit and reviews the Company's internal financial controls and auditing. The audit committee held one meeting during the last fiscal year ended November 30, 1999 at which both Mr. Grant and Mr. White were present.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and for the Cmpany's fiscal year ended November 30, 1999, there were no directors, officers or more than 10% shareholders of the Company that failed to timely file a Form 3, Form 4 or Form 5, other than F. Edward Gustafson, who failed to file a Form 4 for one transaction, D.P. Kelly & Associates, L.P., which failed to file a Form 4 for two transactions and Pak Mail Investment Partners, L.P., which failed to file a Form 4 for one transaction.

                           RELATED PARTY TRANSACTIONS

     PMIP owns a controlling interest in the Company through its ownership of 2,404,264 shares of the Company's Common Stock, representing approximately 62.1% of the outstanding Common Stock of the Company. PMIP's stock ownership in the Company includes 604,264 shares of Common Stock that PMIP purchased on April 6, 1999 for $60,426.40 by exercising all of its outstanding warrants that were issued to PMIP in connection with the issuance of the Series C Preferred Stock of the Company.

                             EXECUTIVE COMPENSATION

     The following table shows all cash compensation paid by the Company for services rendered during the fiscal years ended November 30, 1999, November 30, 1998 and November 30, 1997 to John E. Kelly and P. Evan Lasky (there were no other executive officers of the Company whose annual salary and bonus exceeded $100,000).

                           Summary Compensation Table

                                                    Annual Compensation
     Name and                                      ---------------------
     Principal Position        Fiscal Year         Salary          Bonus
     ------------------        -----------         ------          -----

     John E. Kelly                1999            $146,000       $33,016(1)
     President and Chief          1998            $138,000       $47,472(1)
     Executive Officer            1997            $131,040       $44,554(1)

     P. Evan Lasky                1999            $102,000       $19,573(1)
     Executive Vice               1998            $ 96,000       $28,205(1)
     President and Chief          1997            $ 91,000       $21,840(1)
     Operating Officer


     (1) Bonus was earned in the fiscal year indicated, although it may have been paid in the following fiscal year.

Stock Option Plans.
-------------------

     Effective January 1, 1999, the Company adopted the 1999 Incentive and Nonstatutory Stock Option Plan ("1999 Plan"). The 1999 Plan authorizes the granting of options to employees and non-employee directors of the Company to purchase an aggregate of 400,000 shares of the Company's common stock. No options may be granted after December 31, 2008 under the 1999 Plan. For the fiscal year ended November 30, 1999, employees of the Company were issued options under the 1999 Plan to purchase a total of 157,227 shares of the Company's common stock at $.75 per share expiring in December 2009. There were no options issued during the year ended November 30, 1998.

Options/SAR Grants.
-------------------

     The following table sets forth the individual grants of stock options made during the last completed fiscal year to each of the named executive officers:

                        Option Grants in Last Fiscal Year
                        ---------------------------------

                  Number of      Percent of Total
                  Securities    Options Granted to
                  Underlying       Employees in     Exercise
    Name       Options Granted     Fiscal Year        Price     Expiration Date
    ----       ---------------     -----------        -----     ---------------

John E. Kelly       30,000            19.1%           $0.75    December 31, 2009

P. Evan Lasky       22,000            14.0%           $0.75    December 31, 2009

     Members of the Board of Directors, other than members who are also officers of the Company, are entitled to receive a fee of $2,000 per year and $250 for each attended meeting of the Board of Directors. During the fiscal year ended November 30, 1999, the Company paid $2,000 to Mr. Grant and $1,500 to Mr. White for service as a director. Other than the payments to Mr. Grant and Mr. White, the Company has not paid any directors' fees.

                         ACTIONS TO BE TAKEN AT MEETING

     The Meeting is called by the Board of Directors of the Company to consider and act upon the following matters:

     (1)  The election of five directors of the Company; and

     (2) Such other matters as may properly come before the Meeting or any adjournment(s) thereof.

     The holders of one-third of the outstanding shares of Common Stock of the Company, present at the Meeting in person or represented by proxy, shall constitute a quorum. If a quorum is present, directors are elected by a plurality of the vote, i.e., that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, will be elected to the Board of Directors. As to all other matters voted on at the Meeting, action on a matter is approved by a voting group if a quorum is present and if the votes cast by the voting group favoring the action exceed the votes cast by the voting group opposing the action. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors. Abstentions and broker nonvotes on proposals other than the election of directors, if any, will be counted as present for purposes of the proposal and will have the effect of a vote against the proposal.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

     The number of directors on the Company's Board of Directors has been established by the Bylaws of the Company and by resolution of the Board of Directors as five directors.

     The persons named in the enclosed form of Proxy will vote the shares represented by Proxies received by them for the election of the five nominees for director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxies will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion or the Board of Directors may reduce the number of directors to be elected. If elected, Messrs.
J. S. Corcoran, John W. Grant, F. Edward Gustafson, John E. Kelly and Laura K. McGrath will hold office until the annual meeting of shareholders to be held in 2001, until their successors are duly elected or appointed or until their earlier death, resignation or removal. The nominees for director, each of whom has consented to serve if elected, are as follows:

                       Director             Principal Occupation
Name of Nominee          Since     Age      For Last Five Years
---------------          -----     ---      -------------------

J. S. Corcoran           1989      57       Self-employed as a business
                                            consultant since October, 1996;
                                            executive officer of D. P. Kelly &
                                            Associates L.P., a firm offering
                                            management services, from November,
                                            1988 to January, 1997; executive
                                            officer of Envirodyne Industries,
                                            Inc., a manufacturer of food
                                            packaging and food service supplies,
                                            from June, 1989 to March 1996.

John W. Grant            1989      75       Retired since September, 1987.

F. Edward Gustafson      1989      58       Executive officer of D. P. Kelly &
                                            Associates L.P., a firm offering
                                            management services, since November,
                                            1988; executive officer of
                                            Envirodyne Industries, Inc., a
                                            manufacturer of food packaging and
                                            food service supplies since June,
                                            1989; director of Envirodyne
                                            Industries, Inc. since December,
                                            1993; executive officer of Viskase
                                            Corporation, a wholly-owned
                                            subsidiary of Envirodyne Industries,
                                            Inc., from February, 1990 to August,
                                            1993.

John E. Kelly            1989      60       Executive officer of the Company
                                            since September, 1989.

Laura K. McGrath         2000      43       General Partner of KMK & Associates,
                                            an investment partnership, since
                                            May, 1986; President of Emerald
                                            Valley Farms, Inc., a farm land
                                            acquisition and management company,
                                            since March, 1999; Treasurer of the
                                            Donald P. and Byrd M. Kelly
                                            Foundation, a family foundation that
                                            focuses on educational support for
                                            non-profit organizations, since
                                            November, 1988.

      THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's principal independent public accountants for the fiscal year ended November 30, 1999, were Erhardt, Keefe, Steiner & Hottman, P.C. The Board of Directors has not met to select the principal independent public accountants for the fiscal year ended November 30, 2000, although it is anticipated that Erhardt, Keefe, Steiner & Hottman, P.C. will be selected as the Company's principal independent public accountants for the fiscal year ended November 30, 2000. Representatives of Erhardt, Keefe, Steiner & Hottman, P.C. are expected to be present at the Meeting, have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                       1999 ANNUAL REPORT TO SHAREHOLDERS

     Included with this Proxy Statement is the Company's 1999 Annual Report to Shareholders which contains the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 1999. The Company will provide, without charge, to each person solicited upon written request, an additional copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 1999 and a copy of the exhibits to the Form 10-KSB for the fiscal year ended November 30, 1999 as required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. For additional copies please write to Mr. James Q. Race, Secretary of the Company, at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next annual meeting of the Company's shareholders must be received by the Company by February 9, 2001 to be considered for inclusion in the proxy statement and form of proxy relating to the next annual meeting.

     With respect to shareholder proposals which shareholders do not request be included in the Company's proxy statement to be used in connection with the Company's annual meeting of shareholders, proxies that confer discretionary authority will not be able to be voted on such a shareholder proposal if the shareholder provides the Company with advance written notice of the shareholder's proposal on a date in the current year that is at least 45 days prior to the date the prior year's proxy materials were mailed to the Company's shareholders. If a shareholder fails to so notify the Company, proxies that confer discretionary authority will be able to be voted when the proposal is presented at the annual meeting of shareholders.

     For shareholder proposals that the shareholders do not request be included in the Company's proxy statement but plan to present at the Company's next annual meeting of shareholders, proxies which confer discretionary authority will be able to be voted on those shareholder proposals unless the Company receives notice of the proposals by no later than May 25, 2001.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              JAMES Q. RACE, SECRETARY

Englewood, Colorado
June 9, 2000

                                      PROXY

                        PAK MAIL CENTERS OF AMERICA, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 23, 2000

     The undersigned hereby constitutes and appoints John Kelly, P. Evan Lasky and James Q. Race, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.001 par value common stock of Pak Mail Centers of America, Inc. (the "Company") at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company, 7173 South Havana Street, Suite 600, Englewood, Colorado 80112, on Friday, June 23, 2000, at 9:00 a.m. Mountain Time, and at all adjournments thereof for the following purposes:

1.   Election of Directors.

  [ ] FOR THE DIRECTOR NOMINEES LISTED    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL
      BELOW (EXCEPT AS MARKED TO THE          NOMINEES LISTED BELOW
      CONTRARY BELOW)

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

          J. S. Corcoran           John W. Grant
          F. Edward Gustafson      John E. Kelly
          Laura K. McGrath

2. In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING OF ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Shareholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and Annual Report to Shareholders furnished therewith.

                                        Dated and Signed:

                                        ________________________________, 2000

                                        ______________________________________

                                        ______________________________________

                                        Signature(s) should agree with the
                                        name(s) stenciled hereon. Executors,
                                        administrators, trustees, guardians and
                                        attorneys should so indicate when
                                        signing. Attorneys should submit powers
                                        of attorney.